                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549


                        -----------------------------


                                   FORM 8-K
                                Annual Report



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                      Date of Report: December 28, 2000





                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)



           New York                  33-89380-01              37-0152681
----------------------------  ------------------------  ----------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                      Identification Number)


Mercantile Bank of Illinois
      National Association
      140 West Hawthorne
      Hartford, Illinois                                         62048
-----------------------------------------                    ------------
 (Address of principal executive offices)                     (Zip Code)


             Registrant's telephone number, including area code:

                                (618) 251-2035

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ITEM 5.     OTHER EVENTS.
            -------------

            The 2000 Annual Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on
            December 28, 2000.

ITEM 7.     EXHIBITS.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Annual Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the total year 2000.

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                                  SIGNATURE
                                  ---------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Mercantile Bank National Association,
                                       Servicer


                                       By:    \s\ John Deibel

                                       Name:  John Deibel
                                       Title: Vice President



Date:  December 28, 2000

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                              INDEX TO EXHIBITS
                              -----------------

Exhibit
 Number                          Exhibits
-------                          --------
    1                            Annual Report to Floating Rate
                                 Credit Card Participation Certificates,
                                 Series 1995-1, investors for the year 2000.